UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2006

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-13626	75-2293354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2941 S. LAKE VISTA DRIVE

LEWISVILLE, TEXAS 75067

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          OTHER EVENTS

Conference Call Regarding Year End Financial Results

Horizon Health Corporation will provide an online Web simulcast of its fiscal year ended August 31, 2006 earnings conference call on Friday, November 10, 2006, at 10:00 a.m. Central Time.  The Company’s results for the fiscal year ended August 31, 2006 will be released after the close of market on Thursday, November 9, 2006.  In addition, the Company’s Annual Report on Form 10-K is scheduled to be filed on Thursday, November 9, 2006.

A 30-day online replay will be available approximately two hours following the conclusion of the live broadcast.  A link to these events can be found on the Company’s website at www.horizonhealth.com or at www.earnings.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON HEALTH CORPORATION

Date:	October 26, 2006	By:	/s/ John E. Pitts

John E. Pitts
Executive Vice President – Finance and CFO